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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ceridian Corporation:


    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


                                          KPMG Peat Marwick LLP

                                          /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 3, 1995